SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 10, 2003



                        Commission File Number: 333-84334

                              RFS PARTNERSHIP, L.P.
             (Exact name of registrant as specified in its charter)


      Tennessee                                               62-1541639
-------------------                                    -------------------------
(State of organization)                                    (I.R.S. Employer
                                                          Identification No.)

450 South Orange Avenue, Orlando, Florida                         32801
-------------------------------------------            -------------------------
(Address of principal executive office)                         (Zip Code)

                                 (800) 650-1000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                  (Page 1 of 3)

     This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K, dated July 15, 2003 and filed with the Securities and Exchange Commission on July 25, 2003 (the "Current Report"), of RFS Partnership, L.P., a Tennessee limited partnership, to provide the requisite pro forma financial information required by Item 7. Except as set forth in Item 7, no other changes are made to the Current Report.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (b) Pro Forma Financial Information. See Index to Financial Statements on page F-1.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                  (Page 2 of 3)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                         RFS PARTNERSHIP, L.P.

                                         By:  CNL Rose GP Corp., its general
                                              partner


Dated:  September 17, 2003               By:     /s/ Thomas J. Hutchison III
                                              -------------------------------
                                              Name:  Thomas J. Hutchison III
                                              Title: Chief Executive Officer


                                  (Page 3 of 3)

Index to RFS Partnership, L.P. Pro Forma Financial Information

(Unaudited) Pro Forma Consolidated
Balance Sheet as of June 30, 2003............................................F-3

(Unaudited) Pro Forma Consolidated Statement
of Earnings for the Six Months Ended June 30, 2003...........................F-4

(Unaudited) Pro Forma Consolidated Statement
of Earnings for the Year Ended December 31, 2002.............................F-5

Notes to Pro Forma Financial Statements......................................F-6

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The following Unaudited Pro Forma Consolidated Statements of Earnings of RFS Partnership, L.P. and its subsidiaries (the "Company" or "RFS") for the six months ended June 30, 2003 and the year ended December 31, 2002, and the Unaudited Pro Forma Consolidated Balance Sheet of the Company as of June 30, 2003 (together with the Unaudited Pro Forma Consolidated Statements of Earnings, the "Pro Forma Consolidated Financial Statements"), have been prepared to illustrate the estimated effect of being acquired by CNL Hospitality Properties, Inc. ("CHP"), including the contribution of five hotel Properties with book values of approximately $127.3 million by CHP to the Company, repayment of loan facility of $8.5 million, the receipt of permanent financing of approximately $142.8 million, the repayment of approximately $41.8 million in secured notes (the "Acquisition Transaction"). The Unaudited Pro Forma Consolidated Balance Sheet has been adjusted to give effect to the Acquisition Transaction as if it had occurred on June 30, 2003 and the Unaudited Pro Forma Consolidated Statements of Earning have been adjusted to give pro forma effect to the Acquisition Transaction as if it had occurred on January 1, 2002. The pro forma adjustments also reflect the Company's preliminary determination of purchase accounting adjustments as a result of the acquisition by CHP and are based upon available information and certain assumptions that the Company believes are reasonable. The actual allocation of the purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. Consequently, the amounts reflected in the Pro Forma Consolidated Financial Statements are subject to change, and the final amounts may differ substantially. The Pro Forma Consolidated Financial Statements should be read in conjunction with the Company's consolidated financial statements and notes thereto included in the Form 10-K dated December 31, 2002.

     This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or conditions if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company's financial results or conditions in the future.



                           (Left blank intentionally)

                             RFS PARTNERSHIP, L.P.
                                AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2003
                                 (in thousands)

                                    Historical
                                      RFS LP       RFS LP        Pro Forma
                                     June 30,    Transaction       RFS LP
                                      2003       Adjustments    Consolidated
                                 -------------   -----------    ------------

  Investments in hotel             $   587,660    $  242,589  (a) $  830,249
  Cash and cash equivalents              5,894                         5,894
  Restricted cash                        5,474                         5,474
  Accounts receivable                    5,058                         5,058
  Deferred expenses, net                 7,779         3,214  (d)     10,993
  Other assets                           4,105                         4,105
  Deferred income taxes                 27,376                        27,376
                                  ------------   -----------    ------------

        Total assets               $   643,346    $  245,803      $  889,149
                                  ============   ===========    ============

  Accounts payable and accrued
  expenses                         $    25,454    $   11,836  (a) $   37,290

Borrowing on line of credit              8,500        (8,500) (d)          -
Mortgage notes payable                 157,941       142,770  (c)    300,711

Senior notes payable                   121,220       (41,770) (c)     79,450
                                 -------------   -----------    ------------
   Total liabilities                   313,115       104,336         417,451
                                 -------------   -----------    ------------

Commitments and contingencies


Redeemable limited partnership units    29,837       (29,837) (b,c)        -

Partners capital:
General partnership units
   Total partner's capital             300,394       171,304  (c)    471,698
                                 -------------   -----------    ------------
   Total liabilities and
partners equity                    $   643,346       245,803      $  889,149
                                 =============   ===========    ============

See accompanying notes to unaudited pro forma consolidated financial statements.

                             RFS PARTNERSHIP, L.P.
                                AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                 (in thousands)

                                   Historical
                                     RFS LP         RFS LP       Pro Forma
                                    June 30,     Transaction       RFS LP
                                      2003       Adjustements   Consolidated
                                  ------------   -------------  ------------

Revenues:

  Rooms                            $    80,046         9,414(1) $    89,460
  Food and beverage                      8,635         2,760(1)      11,395
  Other operating departments            2,808           534(1)       3,342
  Lease revenue                          2,842         2,281(1)       5,123
  Deferred revenue                      (1,461)                      (1,461)
  Other                                    208                          208
                                   -----------   ------------   -----------
      Total hotel revenue               93,078        14,989        108,067
                                   ----------    ------------   -----------

Hotel operating expenses:
  Rooms                                 16,829         2,528(1)      19,357
  Food and beverage                      6,247         2,459(1)       8,706
  Other operating departments              825           200(1)       1,025
  Property operating costs              11,468         3,047(1)      14,515
  Property taxes, insurance and
  other                                  6,113         1,042(1)       7,155
  Franchise cost                         7,751            89(1)       7,840
  Maintenance and repairs                5,360           991(1)       6,351
  Management fees                        2,653           672(1)       3,325
  Depreciation and amortization         15,619         1,916(3)      17,535
  General and administrative            10,001                       10,001
                                   -----------   -------------  -----------
      Total hotel operating
      expenses                          82,866        12,944         95,810
                                   -----------   -------------  -----------

Operating income                        10,212         2,045         12,257

   Interest expense and loan
      cost amortization                 13,927         2,245(2)      16,172
   Benefit from taxes                   (1,546)                      (1,546)
   Loss on sale of assets                    9                            9
                                   -----------  ------------    -----------

Net loss from operations           $(2,178)             (200)   $    (2,378)
                                   ===========  ============    ===========

Earnings (loss) per unit data:

     Basic earnings (loss) per
      unit                         $     (0.07) (4)
                                   ===========
     Weighted average common
     units outstanding basic and
     diluted                            31,233  (4)
                                   ===========
See accompanying notes to unaudited pro forma consolidated financial statements.

                             RFS PARTNERSHIP, L.P.
                                AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                 (in thousands)

                                   Historical
                                     RFS LP       RFS LP        Pro Forma
                                  December 31, Transaction       RFS LP
                                      2002     Adjustments    Consolidated
                                  ----------- ------------   -------------

Revenues:

  Rooms                           $   169,357       15,071(1)   $  184,428
  Food and beverage                    17,452        5,071(1)       22,523
  Other operating departments           6,449        1,462(1)        7,911
  Lease revenue                         5,229        4,562(1)        9,791
  Other                                   411                          411
                                  ----------- ------------      ----------
      Total hotel revenue             198,898       26,166         225,064
                                  ----------- ------------      ----------

Hotel operating expenses:
  Rooms                                34,679        4,226(1)       38,905
  Food and beverage                    12,793        4,438(1)       17,231
  Other operating departments           1,874          517(1)        2,391
  Property operating costs             21,798        4,067(1)       25,865
  Property taxes, insurance
    and other                          12,536        2,184(1)       14,720
  Franchise cost                       16,265           16(1)       16,281
  Maintenance and repair                9,485        1,067(1)       10,552
  Management fees                       4,876        1,088(1)        5,964
  Depreciation and
    amortization                       31,059        3,326(3)       34,385
  General and administrative           19,079                       19,079
                                  -----------  -----------      ----------
    Total hotel operating             164,444       20,929         185,373
    expenses                      ------------ -----------      ----------

Operating income                       34,454        5,237          39,691

  Debt extinguishments and
    swap termination cost              10,122                       10,122
  Interest expense and loan
    cost amortization                  27,101        4,488(2)       31,589
   Losses from discontinued
    operations                          3,709                        3,709
   Benefit from taxes                  (1,096)                      (1,096)
   Loss on redemption of
    preferred units                     1,562                        1,562
   Preferred dividends                  1,890                        1,890
   Gain on sale of assets                (950)                        (950)
                                  -----------  ------------     -----------

Net loss from operations          $    (7,884)   $     749      $   (7,135)
                                  ===========  ============     ===========

Earnings (loss) per unit data:
   Basic earnings (loss)
   per unit                      $      (0.26) (4)
                                  ===========
Weighted average common
   units outstanding--basic
   and diluted                         29,905  (4)
                                  ===========

See accompanying notes to unaudited pro forma consolidated financial statements.

                            RFS PARTNERSHIP, L.P.
                               AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
 FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND THE YEAR ENDED DECEMBER 31, 2002


UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET:

(a) The estimated cash paid in connection with the transaction and preliminary adjustments to the historical book value of RFS as a result of the Acquisition Transaction are as follows (in thousands):

      Historical book value of RFS net assets acquired               $ 300,394
       Adjustments to net assets:
          Termination and severance liability                          (11,836)
          Write off of deferred loan cost related to senior notes
          (from Note (d))                                               (3,786)
                                                                     ----------
          Adjusted net assets acquired                               $ 284,772
                                                                     ==========

      Cash consideration for Acquisition Transaction including
      transaction costs
        (from Note (b))                                               $400,013
          Less: Adjusted net assets acquired                          (284,772)
                                                                     ----------
          Net purchase price in excess of net assets acquired        $ 115,241
          Plus: Contribution of five hotel properties from CNL         127,348
          Hospitality Properties, Inc.                               ==========
         Total increase in net assets                                $ 242,589
                                                                    ==========

Severance and termination costs, estimated to be approximately $11.8 million and deferred loan cost of approximately $3.7 million, have been reflected as liabilities in the accompanying Unaudited Pro Forma Consolidated Balance Sheet. In connection with the Acquisition Transaction , CHP contributed five hotel Properties with a combined book value of approximately $127.3 million to the Company, that have been reflected as assets in the accompanying Unaudited Pro Forma Consolidated Balance Sheet.

(b)   Reflects the sources and uses of funds for the Acquisition
      Transaction (in thousands):

      Sources of funds:
        Cash consideration received                                  $344,350
        Permanent financing obtained *                                142,770
                                                                     ---------
      Total sources of funds                                         $487,120
                                                                     =========

      Uses of funds:
        Cash consideration for RFS Transaction                       $379,571
        Estimated transaction costs                                    20,442
        Repayment of loan facility                                      8,500
        Loan cost on new permanent financing                            7,000
        Acquisition of minority interest OP units                      29,837
        Repayment of senior notes                                      41,770
                                                                     ---------
        Total uses of funds                                          $487,120
                                                                     =========

* The Acquisition Transaction will initially be financed with proceeds from a bridge loan, which will be refinanced with proceeds from the issuance of debt securities. The interest cost under the bridge loan is not expected to be materially greater than the interest cost for the permanent debt security financing.

                             RFS PARTNERSHIP, L.P.
                                AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND THE YEAR ENDED DECEMBER 31, 2002

(c) The adjustments to partners' capital as a result of the Acquisition Transaction are as follows (amounts in thousands):

      Partners' capital:
       Contribution of five hotel Properties from CHP (from Note (a)) $127,348 Net purchase price in excess of net assets acquired
       (from Note (a))                                                  115,241
       Permanent financing obtained net of retirement of approximately
       $41.8 million in secured notes                                  (101,000)
       Retirement of minority interest RFS OP units                      29,837
       Repayment of loan facility                                         8,500
       Estimated loan costs of new permanent financing (from Note (d))    7,000
       Write off of existing loan costs on senior notes (from Note (d))  (3,786)
       Assumption of termination and severance liability                (11,836)
                                                                      ----------
       Net increase in partners' capital                               $171,304
                                                                      ==========

(d) In connection with the Acquisition Transaction, the Company repaid a loan facility of approximately $8.5 million which appears on the historical RFS balance sheet as of June 30, 2003. Additionally, the Company obtained new permanent financing totaling approximately $142.8 million in connection with the transaction. As a result, certain RFS historical loan costs will be written off for approximately $3.7 million and new loan costs of approximately $7.0 will be incurred by the Company. In addition, the Company will pay off senior notes for approximately $41.8 million. The above table is a summary of adjustments related to the Acquisition Transaction which have been included on the accompanying Unaudited Pro Forma Consolidated Balance Sheet (in thousands):

     Adjustments to loan costs:
       Write off of existing loan costs related to
         repaid loan facility                          $   (3,786)
       Additional loan costs in connection with new
         permanent financing                                7,000
                                                        ----------
       Total change in loan costs                      $    3,214
                                                        ==========

                             RFS PARTNERSHIP, L.P.
                                AND SUBSIDIARIES
   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND THE YEAR ENDED DECEMBER 31, 2002

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS:

     (1) Reflects increase in hotel revenue and hotel operating expenses resulting from the five contributed hotel properties of approximately $14.9 million and $11.0 million respectively, for the six months ended June 30, 2003 and $26.1 million and $17.6 million respectively, for the year ended December 31, 2002. Adjustments for estimated pro forma, hotel revenues and hotel operating expenses reflects historical data from hotel operational financial statements. The following table summarizes the adjustments to hotel revenue and hotel operating expenses (in thousands):

                                        Year ended       Six months
                                         December        ended June
                                         31, 2002         30, 2003
                                        ------------     ----------

          TRS properties:

           Hotel operating revenues:
               Room                     $    15,071      $    9,414
               Food and beverage              5,071           2,760
               Other hotel operating          1,462             534
               Lease revenue                  4,562           2,281
                                        -----------      ----------
               Total hotel operating
                revenue                      26,166          14,989
                                        -----------      ----------

            Hotel operating expenses:
               Room                     $     4,226      $    2,528
               Food and beverage              4,438           2,459
               Other hotel operating            517             200
               Property operating
                cost                          4,067           3,046
               Property taxes,                2,184           1,042
                insurance and other
               Franchise costs                   16              89
               Maintenance and repair         1,067             991
               Management fess                1,088             672
                                        -----------      ----------
               Total hotel operating
                revenue                      17,603          11,027
                                        -----------      ----------

          Net revenue from hotel
                operations              $     8,563      $    3,962

                                        ===========      ==========

                             RFS PARTNERSHIP, L.P.
                                AND SUBSIDIARIES
   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND THE YEAR ENDED DECEMBER 31, 2002

     (2) Reflects increase in interest and loan cost amortization expense resulting from the repayment of a loan facility of approximately $7.0 million and $8.5 million as of December 31, 2002 and June 30, 2003, respectively, which is included on the RFS historical balance sheet. Additionally, reflects repayment of approximately $41.8 million on its senior notes and the acquisition of approximately $142.8 million in new permanent financing by the Company, including estimated debt acquisition costs. The following is a summary of the interest expense adjustment calculation for the year ended December 31, 2002 (in thousands):

                                                                      Estimated
                                                          Estimated     Annual
                                                Balance      Rate      Interest
                                               ---------------------------------
Additional interest and loan cost
  amortization as a result of RFS Transaction:
  Acquisition of permanent financing *         $ 142,770       5.82%  $   8,309
  Estimated loan cost amortization
  ($7,000 for 6 years)                                                    1,167
                                                                   ------------
  Total estimated additional expenses                                     9,476
                                                                   ------------
Reduction in interest and loan cost
amortization as a result of repayment:
  Loan facility                                    6,950       3.32%        230
  Senior notes                                    41,770       9.75%      4,073
  Estimated loan cost amortization
  ($4,107 for 6 years)                                                      685
                                                                   ------------
  Total estimated expense reduction                                   $   4,988
                                                                   ------------
Net increase in interest and loan cost
amortization under new debt structure                                     4,488
                                                                   ============

     * Blended estimated interest rate.

     In the event that interest rates on floating rate debt increase by one-eight of one percent, the pro forma adjustment for interest expense would increase by approximately $0.1 million.

                             RFS PARTNERSHIP, L.P.
                                AND SUBSIDIARIES
   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND THE YEAR ENDED DECEMBER 31, 2002

     (2) The following summary of the interest expense adjustment calculation for the six months ended June 30, 2003 (in thousands):

                                                                      Estimated
                                                           Estimated    Annual
                                                  Balance    Rate      Interest
                                                  -----------------------------

Additional interest and loan cost amortization
   as a result of RFS Transaction:
   Acquisition of permanent financing *         $ 142,770      5.82%  $   4,155
   Estimated loan cost amortization
   ($7,000 for 6 years)                                                     583
                                                                   ------------
   Total estimated additional expenses                                    4,738
                                                                   ------------
Reduction in interest and loan cost
   amortization as a result of repayment:
   Loan facility                                    8,500      3.32%        141
   Senior notes                                    41,770      9.75%      2,036
   Estimated loan cost amortization
   ($3,786 for 6 years)                                                     316
                                                                   ------------
   Total estimated expense reduction                                  $   2,493
                                                                   ------------

   Net increase in interest and loan cost
   amortization under new debt structure                              $   2,245
                                                                   ============

     * Blended estimated interest rate.

     In the event that interest rates on floating rate debt increase by one-eight of one percent, the pro forma adjustment for interest expense would increase by approximately $0.5 million.

                             RFS PARTNERSHIP, L.P.
                                AND SUBSIDIARIES
   NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND THE YEAR ENDED DECEMBER 31, 2002

     (3) Adjustments for estimated pro forma depreciation and amortization of real estate assets are based on the adjusted basis of hotel property assets and their estimated fair values. The increase in the historical cost basis of hotel properties acquired by the Company through the Acquisition Transaction (see note (a) above) was approximately $220.8 million and $242.6 million for the year ended December 31, 2002 and the six months ended June 30, 2003, respectively. The following table summarizes the adjustments to depreciation and amortization of real estate assets (in thousands):

                                           Year ended          Six months
                                            December           ended June
                                            31,2002             30, 2003
                                         ------------         ------------
Hotel properties acquired at historical
 RFS book value                          $    593,289         $   587,660
 Allocation of purchase price to hotel
 properties                                   220,765             242,589
                                         ------------         ------------
 Estimated total fixed assets            $    814,054         $   830,249

 Estimated allocation between land,
 buildings and equipment:

 Land                                    $     75,707   9.3%        77,213  9.3%
 Buildings                                    603,214   74.1%      615,215 74.1%
 Equipment                                    135,133   16.6%      137,821 16.6%
                                         ------------         ------------
   Total                                 $    814,054   100%       830,249  100%
                                         ============         ============

Annual and six month ended estimated
 depreciation expense
 Buildings (40 years)                    $     15,080               7,690
 Equipment (7 years)                           19,305               9,845
                                         ------------        ------------
 Total estimated depreciation expense          34,385              17,535

 Less historical RFS depreciation
 expense                                      (31,059)             (15,619)
                                         ------------         ------------

 Estimated adjustment to depreciation
 expense                                 $      3,326         $      1,916
                                         ============         ============

     (4) As a result of the Acquisition Transaction, RFS is a wholly owned subsidiary of CHP and results of operations on a per unit basis is considered irrelevant and, therefore, is not presented as a pro forma basis.